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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 30, 2000



                  SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Colorado                           0-19889                     #84-1145140
   (State or Other Jurisdiction             (Commission                   (IRS Employer
         of Incorporation)                  File Number)               Identification No.)

               Caxton Way, Watford, Hertfordshire, England WD1 8XH
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


   Registrant's telephone number, including area code:  011-44-1923-435-000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 30, 2000, South Hertfordshire United Kingdom Fund, Ltd. (the"Registrant") engaged a new auditor, Ernst & Young, LLP. On May 30, 2000, the new auditor was engaged by Fawnspring Limited, which is the general partner of the Registrant and which was acquired by NTL Incorporated in May 2000, and as such audits the accounts of ntl (South Hertfordshire) Limited, shares
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of which constitute the Registrant's primary operating assets. The cost savings generated by NTL Incorporated's existing relationship with Ernst & Young, LLP was the main reason for their engagement and the resignation of the prior auditors, Arthur Andersen.

         Arthur Andersen confirmed its resignation as auditor of the Registrant by letter dated April 10, 2001. Arthur Andersen's reports on the financial statements of the Registrant for the fiscal years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principals. Moreover, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with such reports.

         In accordance with Item 304(a)(3) of the Regulation S-K, the Registrant has furnished Arthur Andersen with a copy of this report on Form 8-K and has requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements made by the Registrant herein, and, if not, stating the respects in which it does not agree.

         The letters from Arthur Andersen LLP are attached as exhibits to this filing.

ITEM 7.           EXHIBITS AND FINANCIAL STATEMENTS

Exhibit                             Description
-------                             -----------
16.1              Letter of Arthur Andersen, dated April 10, 2001

16.2              Letter of Arthur Andersen, dated April 10, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            By:      FAWNSPRING LIMITED,
                                                     its General Partner


                                            By:      /s/Robert Mackenzie
                                                     -------------------------
                                                     Robert Mackenzie
                                                     Director

Date:   April 24, 2001

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                                  EXHIBIT INDEX

Exhibit                                                                Page
-------                                                                ----
16.1     Letter of Arthur Andersen dated April 10, 2001

16.2     Letter of Arthur Andersen dated April 10, 2001



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